Investor Presentation: May 2026 Moves. Cleans. Protects.

2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate,” and “objective” or similar terminology, concerning the company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. Forward-looking statements should not be relied upon as a predictor of actual results. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include but are not limited to: economic and political uncertainty, risks and adverse economic effects associated with geopolitical conflicts including tariffs and other trade conflicts, legal and regulatory developments, foreign currency exchange rate changes, inflationary pressures, product and price competition, supply chain disruptions, availability and pricing of raw materials, interest rate changes, risks associated with acquisitions such as integration of operations and achieving anticipated revenue and cost benefits, work stoppages, increases in pension funding requirements, cybersecurity risks, increased legal expenses and litigation results, and other risks and uncertainties described in filings with the Securities and Exchange Commission (SEC). Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and/or in the Appendix to this presentation. All financial figures in the presentation refer to FY2025 annual results unless otherwise noted. Safe Harbor Statement

Federal Signal at a Glance: Leading Safety Equipment & Specialty Vehicle OEM

Environmental Solutions Group ("ESG")



84% of FY25 Net Sales[2]





FEDERAL SIGNAL | AFTERMARKET







1901 Founded	Downers Grove, IL Headquarters
~5,800 Global Employees[5]	27 Manufacturing Locations[5]
16 Acquisitions Since 2016[5]	102% 5-Year Cash Conversion[1] Avg.

Safety and Security Systems Group ("SSG")



16% of FY25 Net Sales[2]



- **Healthy product portfolio mix**
- **Resilient end market exposure**
- **Disciplined M&A strategy**
- **Targeting 100% annual cash conversion[3]**
- **Q1 2026 LTM Net Debt Leverage: 1.0x[4]**

1) *Average cash conversion for the five years from 2021 to 2025, with cash conversion computed as net cash provided by operating activities divided by net income. Non-GAAP Measure. See appendix V for additional information, including reconciliation to GAAP measure*
2) *ESG and SSG segment net sales as a % of 2025 consolidated net sales*
3) *Net cash provided by operating activities divided by net income (as a %)*
4) *Non-GAAP Measure. See appendix V for additional information, including reconciliation to GAAP measure*
5) *As of February 2026*

FEDERAL SIGNAL
Moves. Cleans. Protects.

3

Net Sales by Distribution Channel & End Market Exposure

Net Sales by Category (FY 2025)[1]


Industrial Signaling 3%
Warning Systems 2%
Aftermarket 21%
SSG
ESG
Public Safety 10%
Other Specialty Equipment(2) 26%
Vacuum Trucks 22%
Dump Truck Bodies & Trailers 16%

Net Sales by End Market (FY 2025)[1]


Utility 3%
Oil & Gas 2%
Other 1%
Publicly Funded 57%
Industrial 37%

Consolidated Net Sales by Distribution Channel[1]


Exclusive Dealer ~30%
Direct ~40%
Third-Party Distribution ~30%

Cash Deployment (2023-2025)[3]


Share Repurchases 6%
Dividends 10%
Capex 13%
M&A 71%

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) *Source: Management estimates*
2) *Other Specialty Equipment includes street sweepers, waterblasting equipment, refuse collection vehicles, road-marking and line-removal equipment, metal extraction support equipment, and multi-purpose maintenance vehicles*
3) *Percentages calculated based on spend by category per the statement of cash flows divided by overall spend on these categories across the three-year period*

4

Federal Signal Product & Service Offerings

ESG (84% of 2025 Net Sales)[1]									SSG (16% of 2025 Net Sales)		
Vacuum Trucks	Street Sweepers	Industrial Cleaning	Dump Truck Bodies & Trailers	Refuse Collection	Multi-Purpose Maint. Vehicles	Road Marking	Metal Extraction Support	Aftermarket	Public Safety Equipment	Signaling	Warning Systems
											
VACTOR, TRUVAC, GUZZLER, WESTECH	ELGIN	Jetstream	TBEI, CRYSTEEL, DURACLASS, OX BODIES, Rugby, Travis, Bucks, SWITCH N GO	NEW WAY	Trackless Vehicles	MRL, BLASTERS, INC., HighMark, HOG TECHNOLOGIES	GROUND FORCE WORLDWIDE, TowHaul, MEGA	Jetstream, STANDARD EQUIPMENT	FEDERAL SIGNAL Safety and Security Systems Heavy Duty; FEDERAL SIGNAL Safety and Security Systems Public Safety Systems; FEDERAL SIGNAL VAMA	FEDERAL SIGNAL Safety and Security Systems Signaling; Victor	FEDERAL SIGNAL Safety and Security Systems Systems
Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets	Key End Markets
Gov't	**Gov't**	Gov't	**Gov't**	**Gov't**	**Gov't**	**Gov't**	Gov't	**Gov't**	**Gov't**	**Gov't**	**Gov't**
Industrial	**Industrial**	**Industrial**	**Industrial**	**Industrial**	Industrial	**Industrial**	**Industrial**	**Industrial**	**Industrial**	**Industrial**	**Industrial**
Oil & Gas	Oil & Gas	**Oil & Gas**	**Oil & Gas**	Oil & Gas	Oil & Gas	Oil & Gas	Oil & Gas	**Oil & Gas**	Oil & Gas	**Oil & Gas**	**Oil & Gas**
Utility	Utility	Utility	**Utility**	Utility	Utility	Utility	Utility	**Utility**	**Utility**	Utility	Utility

FEDERAL SIGNAL
Moves. Cleans. Protects.

Source: Company Filings and Management

1) Mega Corporation was acquired in January 2026 and consequently did not contribute to ESG Net Sales in 2025

5

Backlog Intensity by Federal Signal Product & Service Offerings

Federal Signal Product & Service Offerings

Vacuum Trucks



Street Sweepers



Metal & Mineral Extraction Support



Road-Marking and Line-Removal



Refuse Collection Vehicles



Backlog Intensive
Target Lead Times: ~4-8 Months

Multi-Purpose Maintenance Vehicles



Dump Truck Bodies & Trailers



Somewhat Backlog Intensive
Target Lead Times: ~2-6 Months

Waterblasting Equipment



Safety & Security Systems (SSG) Products



Aftermarket

FEDERAL SIGNAL | AFTERMARKET

Not Backlog Intensive
Target Lead Times: Less Than 2 Months

Revenue Composition Evolution (2025 vs. 2015)

% of Annual Revenue Derived from Backlog Intensive Product Lines:

2015: ~50%

2025: ~45%

Net Sales of backlog intensive products comprised roughly ~45% of net sales in 2025 compared to ~50% in 2015.

FEDERAL SIGNAL
Moves. Cleans. Protects.

Source: Management estimates

6

7 $708 $899 $1,090 $1,221 $1,131 $1,213 $1,435 $1,723 $1,861 $2,181 $2,342 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 LTM (Q1:26) Net Sales CAGR (’16A – ’25A) Total: ~13% Organic: ~7% ➢ Low double-digit annual net sales growth ➢ Adjusted EBITDA margins: 16-22%1 ➢ ROIC > Cost of Capital (U S $ in m il li o n s) Key Financial Targets Delivering on our Growth Strategy Source: Company Filings and Management 1) Non-GAAP Measure. See appendix V for additional information, including reconciliation to GAAP measure 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

ESG[1]: Growing A Best-In-Class Specialty Vehicle Platform


Headquarters
Manufacturing Facility (24)[3]
Aftermarket Site (40)[3]

Recent Organic Growth Investments:

- **2024 & 2025:** Expanded waterblasting capacity and purchased Ground Force manufacturing facility (metal extraction support)
- **2021:** Purchased Elgin, IL manufacturing facility (Street Sweepers)
- **2020:** Expanded capacity at Lake Crystal, Rugby, and Billings manufacturing facilities (Dump Truck Bodies/Road-Marking)
- **2019:** Expanded capacity at largest manufacturing facility (Streator, IL) by ~40% (Vacuum Trucks)

Vehicle Product	Market Share Rank[2]
Vacuum Trucks	#1
Street Sweepers	#1-2
Industrial Cleaning (Waterblasting Equipment)	#2
Dump Truck Bodies & Trailers	#1
Multi-Purpose Maintenance Vehicles	#1
Road-Marking and Line-Removal	#1
Metal & Mineral Extraction Support	#1
Refuse Collection Vehicles	#3-4

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) *ESG = Environmental Solutions Group*
2) *Management estimates of North America market share*
3) *Only includes North American locations; as of February 2026*

8

2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 9 ESG: Resilient End-Market Characteristics Water Taxes1 Funding – United States CAGR (’10A – ’25A): ~4.6% Industrial Recession: +1.7%YoY COVID: +3.7%YoY Source: St. Louis Federal Reserve 1) Includes total net sales generated by firms providing services for water & sewage as a proxy for water taxes Water taxes are a significant funding mechanism for sewer cleaners

10 Product Market Share Rank2 Public Safety Equipment #2 Industrial Signaling Equipment #1 Warning Systems #1 ➢ Strategically positioned in end-markets with high barriers to entry given stringent regulatory requirements for safety equipment ➢ The increase in natural and man-made disasters drives increasing need for safety devices globally including from government customers ➢ Proliferation of use cases for audible & visual safety devices offer new market penetration opportunities ➢ Robust new product development pipeline given increasing need for more complex safety devices ➢ Disciplined pricing strategy and margin opportunities SSG1: Industry Leader in Audible & Visual Safety Equipment ➢ 2025: Installed a fourth printed circuit board (“PCB”) manufacturing line at the University Park, IL facility ➢ 2022 -2024: Completed several capacity investments to insource certain production from Asia and achieve cost savings including the addition of three PCB manufacturing lines ➢ 2022: Purchased University Park, IL Manufacturing Facility ➢ 2022: SSG began to supply ESG with critical components to boost vehicle output Key Multi-Year Trends: 1) SSG = Safety and Security Systems Group 2) Management estimates Recent Organic Growth Investments:

Strategic Pillars: Aftermarket Ecosystem Optimization

Aftermarket Snapshot

- Size: ~25% of ESG Net Sales (FY 2025)
- 2015-2025 Net Sales CAGR: ~14%

New Vehicle / Equipment Sales

Parts & Services

Rental Offerings

Used Vehicle / Equipment Sales

Parts & Services

- Sale of parts/services/refurbishment
- ~40 locations across US + Canada
- Targeting all FSS customers regardless of end-market (Municipal, Commercial, etc.)

Used Equipment Sales

- Frequent rent-to-own model
- Used sales opportunities from company-owned rental fleets
- Targeting non-traditional first vehicle owners; opening a new customer cohort for FSS
- Dealer rental replenishment needs foster new vehicle sales
- Certified-owned program

Rental Offerings

- Rental offerings for key vehicle verticals (Vacuum Trucks, Industrial Cleaning, etc.)
- Dealer and company-owned rental fleet (Hybrid Model)
- Targeting non-traditional owners of equipment, project-based needs and/or general commercial customers

FEDERAL SIGNAL
Moves. Cleans. Protects.

Source: Management and Company Filings

11

Strategic Pillars: "Safe Digging" Market Acceleration

Sewer Cleaners Ordered with a Hydro-Excavation Package[1]

CAGR ('11A – '25A): ~6%


2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Commentary

- Vacuum excavation or "Safe Digging" involves the use of pressurized air or water ("hydro-excavation") to dig (coupled with a vacuum system) as an alternative to the use of traditional equipment such as backhoes, shovels, and mechanical excavators
- Application has been widely accepted and mandated in certain applications in Canada; US is behind but accelerating
- "Safe Digging" benefits vs. conventional digging methods:
  - More environmentally friendly than conventional digging
  - Safer & more productive
  - Minimizes damage to underground infrastructure/environment
- Incremental opportunity for proliferation of use cases in existing and new markets
- Insurance industry could be an important catalyst for adoption given safety benefits

Safe Digging Use Cases

Safe Digging Use Cases
Airports
Environmental
Construction
Data Centers
Gas Industry
Industrial
Landscaping
Military
Nuclear
Oil Fields
Power Industry
Railroad
Road Construction
Telecommunications
Tunneling
Utilities
Water & Sewer Systems

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) *Represents the percentage of sewer cleaners ordered with a hydro-excavation package as a percentage of total sewer cleaner orders*

12

Strategic Pillars: Innovation & Product Development

New Product Examples



Elgin RegenX1® Regenerative Air Street Sweeper


Perimeter Coverage
25 foot

Pathfinder® Perimeter Breach Warning System



Guzzler Microtrenching Vacuum Truck



CommanderOne® Lightning Alerting

Average U.S. and Europe Public Safety Equipment New Product Vitality Index[1]


Average ('19A – '25A): ~24%
2019
2020
2021
2022
2023
2024
2025

Select Product Development Highlights:

- Launched several product offerings across Vactor, Elgin, TRUVAC & New Way that allow operation without a CDL[2]
- Scaling production for new RegenX (air sweeper)
- Introduced the Guzzler microtrenching vacuum truck, ideally suited for the installation of broadband infrastructure
- Expanding "Good, Better, Best" product offering across road-marking portfolio, aimed at penetrating historically underserved government customers
- SSG Public Safety Equipment: Launched the new Pathfinder® Perimeter Breach Warning System, a vehicle radar detection system that alerts police officers of potential threats within a 25-foot radius of the vehicle
- SSG Warning Systems: continued scaling of CommanderOne installed base with recurring revenue, and ongoing expansion to new triggers and applications


ATHFINDER.
POLICE

FEDERAL SIGNAL
Moves. Cleans. Protects.

1) The Vitality Index is calculated as the average of the individual annual Vitality Index values of the U.S. and European (VAMA) Public Safety Systems businesses. The annual Vitality Index at each business is calculated as the percentage of net sales generated from products introduced within the last three years
2) CDL = Commercial Drivers License

13

Strategic Pillars: Harnessing the Power of Our Specialty Vehicle Platform


Unlocking Growth Opportunities
Operational Excellence
Best-In Class Customer Service
Specialty Vehicle Platform
New Product Development
Procurement
FS Operational System
Supply Chain Optimization
Aftermarket Support & Footprint
Dealer Development
Sales Channel Alignment
Data & Market Intelligence

FEDERAL SIGNAL
Moves. Cleans. Protects.

14

Strategic Pillars: Executing on our M&A Pipeline

Specialty Vehicle Market – North America

Surgically evaluating opportunities that meet our criteria



Other Specialty Vehicles
Refuse
Dump Truck
Dry & Reefer Bodies
Walk-In Vans
School Bus
Fire
Transit Bus

Current FSS specialty vehicle product portfolio directly addresses **~15-20%** of the overall specialty vehicle market, resulting in a **$5.5bn-$6.5bn annual Total Addressable Market ("TAM"). FSS market share ranges from 15-50% in those categories.**

Safety and Security Systems Market

Includes North America and Europe



Public Safety Equipment
Warning Systems
Industrial Signaling Equipment

The broader safety and security systems market yields a ~**$2.5bn annual TAM**

M&A Target Criteria

- ✓ Return on capital greater than cost of capital, risk adjusted
- ✓ Niche market leader (product, geography, end market)
- ✓ Sustainable competitive advantage
- ✓ Deep domain expertise (technology, application, manufacturing)
- ✓ Strong management team
- ✓ Leverages existing distribution & manufacturing capabilities
- ✓ Growth potential
- ✓ Opportunity for through cycle margins in line or higher than FSS targets
- ✓ Identifiable synergies

FEDERAL SIGNAL Moves. Cleans. Protects.

Source: Management, NTEA as of 2025, Specialty Research

15

16 Targeting Best in Class Growth & Continued Margin Expansion Source: Company Filings, Factset Specialty Vehicle & Industrial Consolidator Peers Included (Listed in alphabetical order): ALG, AME, DOV, GGG, IEX, IR, ITW, OSK, PLOW, SPXC, TEX, TTC and WAB, with information presented herein calculated using publicly available data, on a similar basis to the manner in which we compute Adjusted EBITDA margin (see Appendix for our calculation of Adjusted EBITDA margin, a non-GAAP measure, and a reconciliation to GAAP measures). All figures based on FY16 to FY25 fiscal years, where available.

$85 $112 $159 $191 $182 $181 $215 $286 $351 $439 $480 12.0% 12.4% 14.6% 15.7% 16.1% 14.9% 15.0% 16.6% 18.8% 20.1% 20.5% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 LTM (Q1:26) 17 Industry-Leading Margin Performance Through the Business Cycle (U S $ in m il li o n s) Adjusted EBITDA1 Adjusted EBITDA Margin1 ➢ Consolidated EBITDA Margin Target: 16 – 22% ➢ ESG EBITDA Margin Target: 18 – 24% ➢ SSG EBITDA Margin Target: 22 – 28% (raised in Q2:26) Margin Targets: 1) Non-GAAP Measures. See Appendix V for additional information, including reconciliation to GAAP measures.

$21 $66 $79 $68 $107 $64 $19 $164 $191 $227 $291 $0 $50 $100 $150 $200 $250 $300 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 LTM (Q1:26) $708 $899 $1,090 $1,221 $1,131 $1,213 $1,435 $1,723 $1,861 $2,181 $2,342 $674 $1,018 $1,173 $1,269 $1,047 $1,539 $1,692 $1,870 $1,848 $2,222 $2,276 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 LTM (Q1:26) 18 Financial Performance Net Sales & Orders Free Cash Flow Generation1 Net Sales Orders Source: Company Filings 1) Non-GAAP measure, calculated as: Net cash provided by operating activities less Purchases of Properties and Equipment (Capital Expenditures). See Appendix V for additional information, including reconciliation to GAAP measure. (U S $ in m il li o n s) (U S $ in m il li o n s) Facility investments & supply chain related working capital headwinds

2026 Financial Outlook[1]

- **<u>Raised</u> Full Year Adjusted EPS[2] Outlook to a <u>new range of $4.80 to $5.05</u> on Q1:26 earnings call**
  - Increased from prior range of $4.50 to $4.80
  - At midpoint, new range would represent another year of double-digit growth, and the highest adjusted EPS level in our history
- **<u>Raised</u> Full-year Net Sales Outlook to a <u>new range of $2.57bn to $2.66bn</u> on Q1:26 earnings call**
  - Increased from prior range of $2.55bn to $2.65bn
  - Would represent YoY growth of 18% - 22%
- **Capital expenditures of $45mm to $55mm**



<u>Assumptions</u>

- Interest expense of ~$26mm - $28mm, without additional M&A
- Other expense of ~$2.5mm - $3.0mm
- Effective tax rate of ~25%, excluding additional discrete items
- ~61.5mm weighted average shares outstanding
- Acquisition-related amortization expense of ~$26mm - $28mm; outlook includes preliminary estimate of New Way and Mega intangible asset amortization expense
- Depreciation expense of ~$72mm - $74mm

1. *2026 financial outlook is as of April 29, 2026.*
2. *Adjusted earnings per share ("EPS") is a non-GAAP measure, which includes certain adjustments to reported GAAP net income and diluted EPS. In the three months ended March 31, 2026 and 2025, we made adjustments to exclude the impact of acquisition and integration-related expenses, net, and purchase accounting effects, where applicable. In prior years, we have also made adjustments to exclude the impact of pension-related charges, debt settlement charges, special tax items, and certain other unusual or non-recurring items. Should any similar items occur in the remainder of 2026, we would expect to exclude them from the determination of adjusted EPS. However, because of the underlying uncertainty in quantifying amounts which may not yet be known, a reconciliation of our Adjusted EPS outlook to the most applicable GAAP measure is excluded based on the unreasonable efforts exception in Item 10(e)(1)(i)(B).*

FEDERAL SIGNAL
Moves. Cleans. Protects.

19

20 I. Our Portfolio of Brands & Products II. Extensive Geographic Footprint Across North America III. Federal Signal Operating System IV. Sustainability Initiatives V. Non-GAAP Measures VI. Executive Compensation VII. Investor Information Appendix

21 Appendix I: Our Portfolio of Brands & Products ESG SSG Source: Management

22 Dealers1 Manufacturing Facility Aftermarket Site 1) Defined as dealer-managed locations from dealers that sell Elgin, New Way, Truvac, and Vactor products Appendix II: Extensive Geographic Footprint Across North America

23 Appendix III: Federal Signal Operating System Material Cost Reduction ➢ Waste reduction ➢ SKU rationalization ➢ Savings through volume aggregation ➢ Sourcing optimization Manufacturing Efficiency ➢ Lean manufacturing focus ➢ Throughput flexibility ➢ Labor pool management ➢ Flexible manufacturing model ➢ Recent investments in machinery expected to result in productivity improvements Working Capital Optimization ➢ Derived benefits from manufacturing efficiencies and SKU rationalization ➢ Improved cycle times Pricing Strategy ➢ Parts pricing strategy ➢ Effective “options” pricing Source: Management

24 Appendix IV: Sustainability Initiatives ➢ Resource Consumption o Ongoing energy consumption assessments and adopting energy efficient measures to reduce CO2 emissions and energy intensity o During 2024, our electricity, water, and natural gas consumption intensity, along with our CO2 production intensity, were each more than 15% below our 2022 baseline, achieving our stated goal early o Announced goals in 2024 to reduce energy, fuels and water consumption, and carbon production by 10% by 2030, using 2022 as the baseline o Launched environmental education and awareness programs to implement best practices o Enhanced measuring and reporting practices and energy consumption audits ➢ Community Engagement o Active participation with local charities, promoting and participating in educational and wellness programs o Volunteering in local communities o Federal Signal and our employees are committed to giving back and improving our surrounding areas at a national and local level ➢ Sustainability Report o Published 2025 Sustainability Report in Q2 2025 o Completed annual Materiality Assessment o Held Environmental Compliance Oversight Committee review Source: Management and Company Filings ➢ Products o Continue to search for ways to integrate electrification into our suite of products, with a focus on improved air quality and a reduced carbon footprint o Offer fully electric and hybrid street sweepers

LTM ($ in mil l ions) 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Net income 39.4 60.5$ 93.7$ 108.4$ 96.1$ 100.6$ 120.4$ 157.4$ 216.3$ 246.6$ 270.7$ Add (less): Interest expense, net 1.9 7.3 9.3 7.9 5.7 4.5 10.3 19.7 12.5 14.1 18.0 Pension settlement charges - 6.1 - - - 10.3 - - 3.8 - - Hearing loss settlement charges - 1.5 0.4 - - - - - - - - Debt settlement charges 0.3 - - - - - 0.1 - - - - Acquisition and integration-related expenses (benefits), net 1.4 2.7 1.5 2.5 2.1 (2.1) (0.5) 0.4 2.8 16.0 16.6 Coronavirus-related expenses - - - - 2.3 1.2 - - - - - Restructuring 1.7 0.6 - - 1.3 - - - - - - Executive severance costs - 0.7 - - - - - - - - - Purchase accounting effects (a) 3.6 4.4 0.7 0.2 0.3 0.3 - 0.7 1.1 1.5 3.0 Other expense (income), net 1.8 (0.8) 0.6 0.6 1.1 (1.7) (0.5) 1.8 1.2 2.3 2.2 Income tax expense 17.4 0.5 17.9 30.2 28.5 17.0 30.5 45.6 47.6 77.9 84.0 Depreciation and amortization 19.1 30.0 36.4 41.5 44.8 50.4 54.7 60.4 65.3 80.5 85.6 Deferred gain recognition (b) (1.9) (2.0) (1.9) - - - - - - - - Adjusted EBITDA 84.7$ 111.5$ 158.6$ 191.3$ 182.2$ 180.5$ 215.0$ 286.0$ 350.6$ 438.9$ 480.1$ Net Sales 707.9$ 898.5$ 1 ,089.5$ 1 ,221.3$ 1 ,130.8$ 1 ,213.2$ 1 ,434.8$ 1 ,722.7$ 1 ,861.5$ 2 ,180.5$ 2 ,342.3$ Adjusted EBITDA Margin 12.0% 12.4% 14.6% 15.7% 16.1% 14.9% 15.0% 16.6% 18.8% 20.1% 20.5% (a) Excludes purchase accounting effects reflected in depreciation and amortization of $0.3 M, $0.4 M, $0.5 M, $0.6 M, $0.4 M, $0.4 M, $0.2 M, $0.9 M, and $0.9 M for 2016, 2017, 2018, 2019, 2020, 2021, 2024, 2025, and LTM Q1 2026, respectively. (b) Adjustment to exclude recognition of deferred gain associated with historical sale lease-back transactions. Effective 2019, the Company no longer recognizes the gain due to the adoption of new lease accounting standard. 25 Appendix V: Non-GAAP Measures (Adjusted EBITDA) Source: Company Filings Adjusted EBITDA and Adjusted EBITDA Margin The Company uses adjusted EBITDA and the ratio of adjusted EBITDA to net sales (“adjusted EBITDA margin”), as additional measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes are not representative of its underlying performance and to improve the comparability of results across reporting periods. We believe that investors use versions of these metrics in a similar manner. For these reasons, the Company believes that adjusted EBITDA and adjusted EBITDA margin are meaningful metrics to investors in evaluating the Company’s underlying financial performance. Other companies may use different methods to calculate adjusted EBITDA and adjusted EBITDA margin. Adjusted EBITDA is a non-GAAP measure that represents the total of net income, interest expense, net, pension settlement charges, hearing loss settlement charges, debt settlement charges, acquisition and integration-related expenses (benefits), net, coronavirus-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other expense (income), net, income tax expense, depreciation and amortization expense, and the impact of adoption of a new lease accounting standard, where applicable. Consolidated adjusted EBITDA margin is a non-GAAP measure that represents the total of net income, interest expense, net, pension settlement charges, hearing loss settlement charges, debt settlement charges, acquisition and integration-related expenses (benefits), net, coronavirus-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other expense (income), net, income tax expense, depreciation and amortization expense, and the impact of adoption of a new lease accounting standard, where applicable, divided by net sales for the applicable period(s).

Appendix V: Non-GAAP Measures (Cash Conversion, Net Debt Leverage and Free Cash Flow)

Cash Conversion

Cash conversion is a non-GAAP measure that is computed by dividing net cash provided by operating activities by net income (represented as a percentage). The Company believes that cash conversion provides management and investors with a view of the Company's ability to convert its earnings into cash. Other companies may use different methods to calculate cash conversion.

($ in millions)	2021	2022	2023	2024	2025	Total
Net Cash Provided by Operating Activities (A)	$ 101.8	$ 71.8	$ 194.4	$ 231.3	$ 254.7	**$ 854.0**
Net Income (B)	$ 100.6	$ 120.4	$ 157.4	$ 216.3	$ 246.6	**$ 841.3**
Average Cash Conversion (2021-2025) (A/B)						**102%**

Net Debt Leverage

Net debt leverage is a non-GAAP measure that is computed as total borrowings and finance lease obligations less cash and cash equivalents, divided by trailing twelve months Adjusted EBITDA (as separately defined within). The Company believes that net debt leverage provides management and investors with a view of the Company's ability to generate earnings sufficient to service its debt. Other companies may use different methods to calculate net debt leverage.

($ in millions)	LTM Q1 2026
Total Borrowings and Finance Lease Obligations	$ 551.6
Less: Cash and Cash Equivalents	(71.4)
Net Debt as of Q1 2026	$ 480.2
Adjusted EBITDA	$ 480.1
Net Debt Leverage	**1.0x**

Free Cash Flow

Free cash flow is a non-GAAP measure that is computed as net cash provided by operating activities less purchases of property and equipment. The Company believes that free cash flow provides management and investors with a relevant measure of liquidity and is a useful basis for assessing the Company's ability to fund its activities and obligations. Other companies may use different methods to calculate free cash flow.

($ in millions)	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	LTM Q1 2026
Net Cash Provided by Operating Activities	$ 26.7	$ 73.5	$ 92.8	$ 103.4	$ 136.3	$ 101.8	$ 71.8	$ 194.4	$ 231.3	$ 254.7	$ 319.3
Less: Purchases of Property and Equipment	(6.1)	(8.0)	(14.1)	(35.4)	(29.7)	(37.4)	(53.0)	(30.3)	(40.6)	(27.6)	(28.7)
Free Cash Flow	**$ 20.6**	**$ 65.5**	**$ 78.7**	**$ 68.0**	**$ 106.6**	**$ 64.4**	**$ 18.8**	**$ 164.1**	**$ 190.7**	**$ 227.1**	**$ 290.6**

FEDERAL SIGNAL
Moves. Cleans. Protects.

Source: Company Filings

26

27 ➢ The Company continues to focus on executing against a number of key long-term objectives, which include (i) creating disciplined growth; (ii) improving manufacturing efficiencies and costs; (iii) leveraging invested capital; and (iv) diversifying our customer base Cash Bonus (STIP) ➢ Earnings (60%) ➢ EBITDA Margin (20%) ➢ Individual Objectives (20%) Short-Term Annual Goals 1. Profitability and growth 2. Market share Performance Share Units ➢ EPS (75%) ➢ Return on Invested Capital (25%) ➢ Relative TSR (modifier) Long-Term 3-year Performance and Vesting Periods 1. Profitability and growth 2. Shareholder value creation 3. Efficient use of capital 4. Facilitates stock ownership 5. Executive retention 6. TSR component introduced in 2022 to measure performance vs. peers Restricted Stock Awards Long-Term 3-year Cliff Vesting 1. Executive recruitment 2. Executive retention Share Price Appreciation ➢ Stock Options Longer-Term 3-year Ratable Vesting Period and 10-year Exercise Period 1. Shareholder value creation 2. Facilitates stock ownership 3. Executive retention One Year Three Years Ten Years Source: Management and Company Filings Appendix VI: Executive Compensation Aligned with Long-term Objectives

28 Appendix VII: Investor Information Stock Ticker: NYSE: FSS Company website: federalsignal.com/investors HEADQUARTERS 1333 Butterfield Road, Suite 500 Downers Grove, IL 60515 Felix Boeschen VP Corporate Strategy & Investor Relations fboeschen@federalsignal.com